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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     DECEMBER 23, 1998
                                                  ---------------------------


                            McHENRY METALS GOLF CORP.
          -------------------------------------------------------------
               (Exact name of registrant as specified in charter)



          NEVADA                      333-53737                  87-0429261
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(State or other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)



     1945 CAMINO VIDA ROBLE, SUITE J, CARLSBAD, CA                  92008
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        (Address of principal executive offices)                   Zip Code



Registrant's telephone number, including area code:     (760) 929-0015
                                                     ---------------------



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
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         Prior to December 23, 1998, McHenry Metals Golf Corp.'s ("the Company")
independent accountants were Clumeck, Stern, Phillips & Schenkelberg ("CSPS"). CSPS had audited the Company's financial statements as of December 31, 1997 and for the period from January 13, 1997 (the date of organization) through December 31, 1997. Effective December 23, 1998, the Company dismissed CSPS as the Company's independent accountants. The decision to dismiss CSPS was approved by the Company's Audit Committee of the Board of Directors on December 23, 1998. Prior to its dismissal, CSPS delivered to the Company its Independent Auditors' Report dated February 12, 1998, on the Company's financial statements for the period from January 13, 1997 through December 31, 1997. This report did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no disagreements between the Company and CSPS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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         A copy of the letter from Clumeck, Stern, Phillips & Schenkelberg will be filed with the Commission upon receipt by the Company.


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                McHENRY METALS GOLF CORP.
                                              -----------------------------
                                                       (Registrant)


Date:  December 30, 1998                          /S/BRADLEY J. WILHITE
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                                              Bradley J. Wilhite, President